UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 16, 2023

Liquidity Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	0-51813	52-2209244
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6931 Arlington Road Suite 200
Bethesda, Maryland		20814
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 202 4676868

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LQDT	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.04 Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

On February 16, 2023, Liquidity Services, Inc. (the “Company”) provided notice to its directors and executive officers informing them of a blackout period for the Liquidity Services, Inc. 401k Profit Sharing Plan (the “401k Plan”), and trading restrictions that will apply to them during the blackout period. This notice was required pursuant to Section 306 of the Sarbanes-Oxley Act of 2002 and Section 104 of Regulation BTR of the Securities Exchange Act of 1934, as amended.

The blackout period is necessary to facilitate the elimination of the Company stock fund (the “Company Stock Fund”) as an investment option under the 401(k) Plan, and to allow for the liquidation of shares of Company stock currently held in the Company Stock Fund. The blackout period will begin on Tuesday, March 21, 2023 at 4 p.m. Eastern Time and is expected to end on or before Tuesday, March 28, 2023 (such period, the “Blackout Period”), but may be extended to the extent necessary so that the liquidation may be completed. During the Blackout Period, participants in the 401(k) Plan will be unable to direct or diversify investments in the Company Stock Fund, or obtain a distribution, including a hardship distribution or in-service withdrawal, from the portion of the participants’ accounts invested in the Company Stock Fund.

A copy of the notice to directors and executive officers is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference. During the Blackout Period and for a period of two years after the ending date of the Blackout Period, security holders or other interested persons may obtain, without charge, information about the actual beginning and ending dates of the Blackout Period and other information regarding the Blackout Period by contacting Mark Shaffer at Liquidity Services, 6931 Arlington Road, Suite 200, Bethesda, MD 20814 or at (202) 467-6868.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Notice to Directors and Executive Officers

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIQUIDITY SERVICES, INC.
(Registrant)

Date: February 16, 2023	By:	/s/ Mark A. Shaffer
	Name:	Mark A. Shaffer
	Title:	Chief Legal Officer and Corporate Secretary